EXHIBIT 99.1

                            THE BANKER'S STORE, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of The Banker's Store, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Clark, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                    By: /s/ Paul D. Clark
                                        ----------------------------------------
                                       Paul D. Clark,
                                       President and CEO
                                      (Principal Executive Officer)

April 14, 2003

                            THE BANKER'S STORE, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of The Banker's Store, Inc. (the "Company") on Form 10-QSB for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Blankenship, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         By: /s/Albert Blankenship
                                             ---------------------
                                             Albert Blankenship
                                             Chief Financial Officer
                                             (Principal Accounting Officer)

April 14, 2003